Babson Capital Corporate Investors
Report for the Nine Months Ended September 30, 2014

Adviser Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189 Independent Registered Public Accounting Firm KPMG LLP Boston, Massachusetts 02110	Transfer Agent & Registrar DST Systems, Inc. P.O. Box 219086 Kansas City, Missouri 64121-9086 1-800-647-7374 Internet Website www.babsoncapital.com/mci

Counsel to the Trust Ropes & Gray LLP Boston, Massachusetts 02110 Custodian State Street Bank and Trust Company Boston, Massachusetts 02116	Babson Capital Corporate Investors c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Babson Capital Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC (“Babson Capital”) manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website: http://www.babsoncapital.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website: http://www.babsoncapital.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Babson Capital Corporate Investors

TO OUR SHAREHOLDERS

October 31, 2014

We are pleased to present the September 30, 2014 Quarterly Report of Babson Capital Corporate Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on November 14, 2014 to shareholders of record on November 3, 2014. The Trust paid a $0.30 per share dividend for the preceding quarter. The Trust earned $0.36 per share of net investment income, including $0.11 per share of non-recurring income, for the third quarter of 2014, compared to $0.28 per share, including $0.03 per share of non-recurring income, in the previous quarter.

During the third quarter, the net assets of the Trust increased to $288,722,584 or $14.81 per share compared to $287,553,809 or $14.77 per share on June 30, 2014. This translates into a 2.3% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 14.5%, 14.4%, 15.1%, 12.7%, and 13.5% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price increased 0.5% during the quarter, from $15.27 per share as of June 30, 2014 to $15.35 per share as of September 30, 2014. The Trust’s market price of $15.35 per share equates to a 3.6% premium over the September 30, 2014 net asset value per share of $14.81. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 17.0%, 16.2% and 12.6%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, decreased 7.4% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, decreased 1.9% for the quarter.

The Trust closed three new private placement investments, as well as two “add-on” investments in existing portfolio companies, during the third quarter. The three new investments were in Avantech Testing Services LLC, MES Partners, Inc. and Polytex Holdings LLC, while the two add-on investments were in ARI Holding Corporation and Church Services Holding Company. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $7,630,000.

We are pleased with the level of new investment activity in the third quarter. Middle market merger and acquisition activity has remained robust so far in the fourth quarter, and we are optimistic about the level of new investment closings for the Trust through year end. The dark cloud on the horizon though, continues to be the high purchase prices and leverage levels that are common in the market today. Purchase price multiples and leverage levels are at or above the peak levels we last saw in 2007. Though we are making new investments in this market, we are doing so cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. We are not willing to provide financial leverage at levels that we believe are imprudent. This approach has served us well over the long term and through all kinds of market cycles.

The condition of the Trust’s existing portfolio remained solid through the third quarter. Sales and earnings for the Trust’s portfolio of companies as a whole continued their upward momentum. We had significantly more credit upgrades then downgrades during the quarter. The number of companies on our watch list and in default continues to be at or near the lowest level we have seen over the last five years. We successfully exited eight investments and benefited from dividends associated with the recapitalization of three companies during the third quarter. We realized significant gains from these transactions. We continue to have a large backlog of portfolio companies that are in the process of being sold, with a number of these expected to close this year. We only had two portfolio companies prepay their debt instruments held by the Trust during the quarter. This low level of prepayment activity is welcome after the unprecedented levels of prepayments we experienced in 2013, when 32 of the Trust’s portfolio companies fully or partially prepaid their debt obligations to the Trust.

(Continued)

The Trust was able to maintain its $0.30 per share quarterly dividend for the third quarter even though net investment income per share, excluding non-recurring income, was once again below the dividend rate. Net investment income per share from recurring sources has been below the dividend rate for every quarter since the third quarter of 2013. As we have discussed in prior reports, net investment income is down due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of prepayment and exit activity that has occurred in recent quarters. We have been able to maintain the $0.30 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust’s dividend-paying ability tends to be correlated with its recurring earnings capacity. Absent non-recurring income and earnings carried forward from prior quarters, earnings available for the quarterly dividend would have been approximately $0.25 per share for the third quarter. This quarter, the Trust earned an unusually high $0.11 per share of non-recurring income, mostly due to dividend distributions from the recapitalization of a few portfolio companies. This income has replenished the Trust’s earnings carry-forwards and should be available to supplement recurring income for the next few quarters. Unless market conditions change dramatically though, it is still unlikely that we will be able to rebuild the portfolio back to its former size in the near term. As a result, we and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Babson Capital Corporate Investors.

Sincerely,

Michael L. Klofas
President

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments) Corporate restricted securities at fair value
(Cost - $190,152,858)	$191,847,957
Corporate restricted securities at market value (Cost - $51,148,074)	51,414,508
Corporate public securities at market value (Cost - $57,657,175)	58,992,017
Short-term securities at amortized cost	4,399,745
Total investments (Cost - $303,357,852)	306,654,227
Cash	12,346,749
Interest receivable	3,165,751
Other assets	63,451
Total assets	322,230,178

Liabilities:
Note payable	30,000,000
Payable for investments purchased	970,000
Investment advisory fee payable	902,258
Tax payable	554,372
Deferred tax liability	553,014
Interest payable	202,400
Accrued expenses	325,550
Total liabilities	33,507,594
Total net assets	$288,722,584

Net Assets:
Common shares, par value $1.00 per share	$19,499,581
Additional paid-in capital	115,077,879
Retained net realized gain on investments, prior years	133,207,098
Undistributed net investment income	9,034,362
Accumulated net realized gain on investments	9,160,303
Net unrealized depreciation of investments	2,743,361
Total net assets	$288,722,584
Common shares issued and outstanding (28,054,782 authorized)	19,499,581
Net asset value per share	$14.81

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2014
(Unaudited)

Investment Income:
Interest	$20,149,861
Dividends	2,537,969
Other	345,388
Total investment income	23,033,218

Expenses:
Investment advisory fees	2,643,752
Interest	1,188,000
Trustees’ fees and expenses	283,000
Professional fees	244,564
Reports to shareholders	117,500
Custodian fees	25,200
Other	189,719
Total expenses	4,691,735
Investment income - net	18,341,483

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	9,411,503
Income tax expense	(241,136)
Net realized gain on investments after taxes	9,170,367
Net change in unrealized appreciation of investments before taxes	1,860,410
Net change in deferred income tax expense	775,214
Net change in unrealized appreciation of investments after taxes	2,635,624
Net gain on investments	11,805,991
Net increase in net assets resulting from operations	$30,147,474

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the nine months ended September 30, 2014
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(137,957)
Purchases of portfolio securities	(72,721,534)
Proceeds from disposition of portfolio securities	62,399,200
Interest, dividends and other income received	19,921,754
Interest expense paid	(1,188,000)
Operating expenses paid	(3,373,401)
Income taxes paid	(412,245)
Net cash provided by operating activities	4,487,817

Cash flows from financing activities:
Cash dividends paid from net investment income	(17,486,478)
Receipts for shares issued on reinvestment of dividends	1,555,977
Net cash used for financing activities	(15,930,501)

Net decrease in cash	(11,442,684)
Cash - beginning of year	23,789,433
Cash - end of period	$12,346,749

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$30,147,474
Increase in investments	(24,538,748)
Increase in interest receivable	(730,482)
Increase in other assets	(24,330)
Decrease in payable for investments purchased	449,892
Increase in investment advisory fee payable	62,610
Decrease in tax payable	(171,109)
Increase in deferred tax liability	(775,214)
Increase in accrued expenses	67,724
Total adjustments to net assets from operations	(25,659,657)
Net cash provided by operating activities	$4,487,817

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the nine months ended 09/30/2014	For the year ended
	(Unaudited)	12/31/2013
Increase in net assets:

Operations:
Investment income - net	$18,341,483	$22,870,299
Net realized gain on investments after taxes	9,170,367	(942,568)
Net change in unrealized appreciation of investments after taxes	2,635,624	10,248,182
Net increase in net assets resulting from operations	30,147,474	32,175,913

Increase from common shares issued on reinvestment of dividends
Common shares issued (2014 - 105,926; 2013 - 153,982 )	1,555,977	2,339,460

Dividends to shareholders from:
Net investment income (2014 - $0.60 per share; 2013 - $1.20 per share)	(11,668,381)	(23,206,251)
Total increase in net assets	20,035,070	11,309,122

Net assets, beginning of year	268,687,514	257,378,392

Net assets, end of period/year (including undistributed net investment income of $9,034,362 and $2,361,260, respectively)	$288,722,584	$268,687,514

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the nine months ended 09/30/2014		For the years ended December 31,
	(Unaudited)		2013	2012	2011(a)	2010(a)	2009(a)
Net asset value:
Beginning of year	$13.85		$13.38	$12.69	$12.56	$11.45	$11.17
Net investment income (b)	0.94		1.18	1.28	1.29	1.13	1.03
Net realized and unrealized gain (loss) on investments	0.61		0.48	0.69	0.17	1.06	0.33
Total from investment operations	1.55		1.66	1.97	1.46	2.19	1.36
Dividends from net investment income to common shareholders	(0.60)		(1.20)	(1.25)	(1.34)	(1.08)	(1.08)
Dividends from realized gain on investments to common shareholders	-		-	(0.05)	(0.01)	-	-
Increase from dividends reinvested	0.01		0.01	0.02	0.02	0.00 (c)	0.00 (c)
Total dividends	(0.59)		(1.19)	(1.28)	(1.33)	(1.08)	(1.08)
Net asset value: End of period/year	$14.81		$13.85	$13.38	$12.69	$12.56	$11.45
Per share market value:
End of period/year	$15.35		$14.93	$15.28	$17.99	$15.28	$12.55
Total investment return
Net asset value (d)	11.45%		12.76%	17.07%	12.00%	19.81%	12.64%
Market value (d)	7.03%		5.93%	(7.11%)	27.92%	31.73%	39.89%
Net assets (in millions):
End of period/year	$288.72		$268.69	$257.38	$241.94	$237.58	$214.44
Ratio of total expenses to average net assets	2.37	% (f)	2.42%	3.17%	2.42%	2.57%	2.33%
Ratio of operating expenses to average net assets	1.68	% (f)	1.64%	1.66%	1.62%	1.60%	1.58%
Ratio of interest expense to average net assets	0.57	% (f)	0.59%	0.63%	0.64%	0.70%	0.75%
Ratio of income tax expense to average net assets (e)	0.12	% (f)	0.19%	0.88%	0.16%	0.27%	0.00%
Ratio of net investment income to average net assets	8.79	% (f)	8.50%	9.78%	9.91%	9.46%	9.06%
Portfolio turnover	21%		34%	34%	21%	39%	23%

(a)	Per share amounts were adjusted to reflect a 2:1 stock split effective February 18, 2011.
(b)	Calculated using average shares.
(c)	Rounds to less than $0.01 per share.
(d)
Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(e)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

(f)	Annualized

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30	$30

Asset coverage per $1,000 of indebtedness	$10,624	$9,956	$9,579	$9,065	$8,919	$8,148

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2014
(Unaudited)

Corporate Restricted Securities - 84.26%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 66.45%

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 2019	$1,617,885	10/17/12	$1,591,890	$1,574,664
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	56,043
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	245,450	275,526
			1,855,695	1,978,516

A H C Holding Company, Inc.
A designer and manufacturer of boilers and water heaters for the commercial sector.
Limited Partnership Interest (B)	23.16% int.	11/21/07	181,387	506,376

A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 2020	$1,962,265	12/20/13	1,926,290	2,001,510
Limited Liability Company Unit Class A (B)	5,843 uts.	*	290,317	476,631
Limited Liability Company Unit Class B (B)	2,793 uts.	10/09/09	100,114	227,833
* 10/09/09 and 12/20/13.			2,316,721	2,705,974

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2015 (D)	$735,000	05/15/08	724,402	367,500
13% Senior Subordinated Note due 2015 (D)	$735,000	05/15/08	673,096	-
Common Stock (B)	105,000 shs.	05/15/08	105,000	-
Warrant, exercisable until 2015, to purchase common stock at $.01 per share (B)	36,923 shs.	05/15/08	62,395	-
			1,564,893	367,500

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 2019	$1,200,000	08/01/12	1,100,057	1,212,000
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	493,442
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	83,384
			1,498,485	1,729,357

ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	64 uts.	11/09/12	-	-

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
14% Senior Subordinated Note due 2018	$2,723,077	12/07/12	$2,691,171	$2,707,809
Limited Liability Company Unit (B)	3,434 uts.	*	343,385	325,529
* 12/07/12 and 07/11/13.			3,034,556	3,033,338

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	626 shs.	12/27/07	309,806	1,074,813
Convertible Preferred Stock Series B (B)	52 shs.	01/04/11	40,800	90,115
			350,606	1,164,928

All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
Common Stock (B)	1,347 shs.	09/26/08	134,683	270,853
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	958 shs.	09/26/08	87,993	192,633
			222,676	463,486

American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2014	$2,337,496	*	2,336,731	2,220,621
Preferred Class A Unit (B)	3,223 uts.	**	322,300	-
Preferred Class B Unit (B)	1,526 uts.	06/09/08	152,626	187,682
Common Class B Unit (B)	30,420 uts.	01/22/04	1	-
Common Class D Unit (B)	6,980 uts.	09/12/06	1	-
* 01/22/04 and 06/09/08.			2,811,659	2,408,303
** 01/22/04 and 09/16/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	273 uts.	10/04/12	272,727	622,137

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
14.75% Senior Subordinated Note due 2018	$2,427,784	12/21/11	2,385,443	2,476,340
Limited Liability Company Unit Class B (B)	79 uts.	12/21/11	85,250	248,306
Limited Liability Company Unit Class C (B)	671 uts.	12/21/11	664,750	1,999,813
			3,135,443	4,724,459

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 2020	$3,387,919	*	$3,335,429	$3,379,907
Limited Partnership Interest	1,048 uts.	08/01/14	1,047,900	747,738
* 05/21/13 and 08/01/14.			4,383,329	4,127,645

Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2016	$298,056	10/16/09	265,723	298,056
Preferred Stock (B)	63 shs.	10/16/09	62,756	223,519
Common Stock (B)	497 shs.	05/18/05	497,340	37,677
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	130 shs.	05/18/05	112,128	9,877
			937,947	569,129
Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 2020	$1,006,250	07/31/14	986,652	1,004,550
Limited Liability Company Unit	75,000 uts.	07/31/14	750,000	712,500
			1,736,652	1,717,050
Baby Jogger Holdings LLC
A designer and marketer of premium baby strollers and stroller accessories.
14% Senior Subordinated Note due 2019	$2,826,634	04/20/12	2,784,937	2,854,901
Common Stock (B)	2,261 shs.	04/20/12	226,132	398,423
			3,011,069	3,253,324
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 2018	$714,893	10/12/12	704,400	714,893
13% Senior Subordinated Note due 2019	$729,115	10/12/12	686,276	734,788
Common Stock (B)	114,894 shs.	10/12/12	114,894	193,459
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	76,589
			1,551,056	1,719,729
BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
14% Senior Subordinated Note due 2018	$2,599,754	10/17/12	2,561,670	2,625,752
Limited Liability Company Unit Class A (B)	1,000 uts.	10/17/12	100,000	324,325
Limited Liability Company Unit Class B (B)	400 uts.	10/17/12	400,000	490,513
			3,061,670	3,440,590

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2015	$2,281,593	06/30/06	$2,278,514	$2,231,805
Preferred Stock Class A (B)	879 shs.	06/30/06	268,121	209,503
Common Stock (B)	1 sh.	06/30/06	286	-
Warrant, exercisable until 2015, to purchase common stock at $.01 per share (B)	309 shs.	06/30/06	92,102	73,629
			2,639,023	2,514,937
C D N T, Inc.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
12.5% Senior Subordinated Note due 2015	$750,872	08/07/08	738,018	750,872
Common Stock (B)	73,256 shs.	08/07/08	73,256	172,875
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	57,600 shs.	08/07/08	57,689	135,929
			868,963	1,059,676
Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)	109 shs.	*	503	1,575,000
*12/30/97, 05/29/99 and 02/28/01

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 2019	$3,390,252	*	3,220,349	3,464,863
Preferred Stock (B)	3,241 shs.	*	324,054	337,259
Preferred Stock (B)	1,174 shs.	*	116,929	122,192
Common Stock (B)	337 shs.	*	35,673	-
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	137 shs.	05/09/13	13,033	-
*05/09/13 and 11/01/13
			3,710,038	3,924,314
CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% Senior Subordinated Note due 2018	$2,260,942	01/19/11	2,184,271	2,283,551
14% Senior Subordinated Note due 2019	$587,609	08/03/12	578,748	593,485
Common Stock (B)	1,125 shs.	01/19/11	112,500	171,320
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	134,668
			2,963,269	3,183,024

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 2018	$1,261,647	03/26/12	$1,233,515	$1,261,988
10% Senior Subordinated Note due 2015	$19,079	09/15/14	19,079	19,084
Common Stock (B)	3,981 shs.	*	398,100	200,586
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	172 shs.	03/26/12	17,220	8,666
*03/26/12, 05/25/12 and 06/19/12.			1,667,914	1,490,324

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	400,114

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	113,303
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	87,827
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	-	1,415,965
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	-	-
			268,919	1,617,095
Connor Sport Court International, Inc.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)	17,152 shs.	07/05/07	700,392	571,749
Preferred Stock Series C (B)	7,080 shs.	07/05/07	236,503	1,851,562
Common Stock (B)	718 shs.	07/05/07	7	329
Limited Partnership Interest (B)	12.64% int.	*	189,586	-
*08/12/04 and 01/14/05.			1,126,488	2,423,640

CorePharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
Warrant, exercisable until 2015, to purchase common stock at $.001 per share (B)	20 shs.	08/04/05	137,166	438,918

Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 2015	$1,950,750	08/21/08	1,906,601	1,950,750
Common Stock (B)	255,000 shs.	08/21/08	255,000	132,718
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	136,070 shs.	08/21/08	194,826	70,819
			2,356,427	2,154,287

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 2019	$2,425,074	11/22/13	$2,382,240	$2,485,273
Common Stock (B)	62,088 shs.	11/22/13	886,364	745,017
			3,268,604	3,230,290
Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	296 shs.	10/26/09	295,550	432,250
Preferred Stock Series A (B)	216 shs.	10/27/09	197,152	315,818
Common Stock (B)	72 shs.	10/26/09	72,238	47,454
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	53 shs.	10/27/09	48,608	34,671
			613,548	830,193
DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 2019	$3,221,599	05/04/12	3,174,771	3,202,264
Preferred Stock (B)	61 shs.	05/04/12	605,841	691,470
Common Stock (B)	61 shs.	05/04/12	67,316	170,953
			3,847,928	4,064,687
E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	660 shs.	01/08/08	329,990	468,866

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018	$2,850,000	02/01/10	2,636,750	2,878,500
Common Stock (B)	150 shs.	02/01/10	150,000	222,094
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	358 shs.	02/01/10	321,300	529,546
			3,108,050	3,630,140
ELT Holding Company
A provider of web-based ethics and compliance training solutions for companies in the United States.
Common Stock (B)	122 shs.	03/01/12	272,727	649,688

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 2019	$1,185,427	07/26/13	$1,165,497	$1,209,136
Common Stock	3,069 shs.	07/26/13	306,947	199,508
			1,472,444	1,408,644
ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 2019	$1,901,636	04/04/14	1,866,213	1,914,697
Common Stock (B)	63 shs.	04/04/14	157,314	157,325
			2,023,527	2,072,022
F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	622,899
Limited Liability Company Unit (B)	512 uts.	09/27/10	51,220	87,926
			226,255	710,825
F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit (B)	483,355 uts.	04/15/14	-	483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	655,286
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	82,153
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	74,626
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	139,325
			630,281	1,434,745
G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	594 shs.	10/19/10	140,875	332,329

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	92,925
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	202,394
			184,049	295,319
GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 2020	$3,193,916	03/27/14	3,134,041	3,211,336
Common Stock (B)	315 shs.	03/27/14	315,000	282,112
			3,449,041	3,493,448

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% Senior Subordinated Note due 2019	$2,799,521	03/27/13	$2,754,865	$2,808,759
Common Stock (B)	2,835 shs.	03/27/13	283,465	362,853
			3,038,330	3,171,612
Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
14% Senior Subordinated Note due 2019 (D)	$73,550	11/13/13	436,682	-
Preferred Stock (B)	287,658 shs.	11/13/13	146,658	-
Preferred Stock Series F (B)	147,100 shs.	11/13/13	1,746,726	-
			2,330,066	-
GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 2020	$1,455,729	02/05/14	1,360,527	1,462,570
Common Stock (B)	1,693 shs.	02/05/14	169,271	146,430
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	68,761
			1,603,431	1,677,761
Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Common Stock (B)	115 shs.	11/14/11	115,385	393,731
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	83 shs.	11/14/11	76,788	281,880
			192,173	675,611
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 2019	$2,211,488	02/14/14	2,170,722	2,277,530
Preferred Stock Series A (B)	5,169 shs.	02/14/14	516,852	536,269
Common Stock (B)	1,666 shs.	02/14/14	1,667	129,010
			2,689,241	2,942,809
Healthcare Direct Holding Company
A direct-to-consumer marketer of discount dental plans.
14% Senior Subordinated Note due 2019 (D)	$2,206,356	03/09/12	2,169,715	2,169,980
16% Senior Subordinated PIK Note due 2019	$139,110	03/31/14	139,110	136,693
Common Stock (B)	1,552 shs.	03/09/12	155,172	176,706
			2,463,997	2,483,379

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 2020	$3,090,072	01/17/14	$3,033,891	$3,104,968
Limited Liability Company Unit (B)	203 uts.	01/17/14	203,125	167,249
			3,237,016	3,272,217
Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/ defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 2018	$1,687,500	04/15/13	1,601,286	1,677,156
Limited Liability Company Unit (B)	563 uts.	04/15/13	562,500	231,181
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	89,224 shs.	04/15/13	77,625	34,921
			2,241,411	1,943,258
HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	89 uts.	10/14/11	-	-
Limited Liability Company Unit Class G (B)	215 uts.	10/14/11	-	-
Limited Liability Company Unit Class H (B)	89 uts.	10/14/11	-	-
Limited Liability Company Unit Class I (B)	89 uts.	10/14/11	-	-
			-	-
Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016	$2,075,581	08/19/08	2,020,551	2,064,553
Common Stock (B)	474 shs.	08/19/08	474,419	161,949
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	41,858
			2,608,743	2,268,360
HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
14% Senior Subordinated Note due 2019	$2,838,920	09/27/12	2,794,981	2,854,085
Preferred Stock Series A (B)	2,705 shs.	09/27/12	270,542	334,241
Common Stock (B)	2,185 shs.	09/27/12	2,185	5,155
			3,067,708	3,193,481
Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	279 shs.	10/27/11	278,561	593,924

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	615,666

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	495 shs.	12/20/10	$495,000	$-
Preferred Stock B (B)	0.17 shs.	12/20/10	-	-
Common Stock (B)	100 shs.	12/20/10	5,000	-
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	36 shs.	12/20/10	316,930	-
			816,930	-
Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 2019	$2,684,783	12/11/13	2,636,631	2,765,326
Limited Liability Company Unit Class A (B)	565 uts.	12/11/13	465,673	1,134,459
			3,102,304	3,899,785
JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 2019	$2,581,693	12/05/12	2,540,633	2,427,172
Limited Liability Company Unit (B)	521,739 uts.	12/05/12	521,739	235,761
			3,062,372	2,662,933
K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A (B)	305 shs.	12/23/11	-	-
Preferred Stock Series B (B)	86 shs.	12/23/11	-	-
Common Stock (B)	489 shs.	*	19,565	397,858
* 12/23/11 and 06/30/14.			19,565	397,858

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	134,210 shs.	05/24/06	134,210	128,722
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	82,357 shs.	05/25/06	71,534	78,989
			205,744	207,711
K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Convertible Preferred Stock Series C (B)	55 shs.	06/30/09	55,435	167,933
Convertible Preferred Stock Series D (B)	24 shs.	09/17/09	24,476	73,410
Common Stock (B)	443 shs.	07/15/08	443,478	318,397
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	96 shs.	07/16/08	96,024	68,938
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	128 shs.	09/17/09	-	91,611
			619,413	720,289

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

LPC Holding Company
A designer and manufacturer of precision-molded silicone rubber components that are utilized in the medical and automotive end markets.
Common Stock (B)	315 shs.	08/15/11	$315,057	$442,876

M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	61 shs.	09/12/08	60,714
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	66 shs.	09/12/08	65,571	-
			126,285	-
Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit (B)	24,109 uts.	*	314,464	334,387
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)	3,375 shs.	05/04/07	43,031	46,811
* 05/04/07 and 01/02/08.			357,495	381,198

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 2018	$1,259,914	01/15/10	1,170,579	1,259,914
15% Senior Subordinated Note due 2018	$339,356	10/05/10	335,655	337,709
Common Stock (B)	106 shs.	10/05/10	106,200	248,995
Common Stock (B)	353 shs.	01/15/10	352,941	827,498
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	732,332
			2,249,113	3,406,448
MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	126 uts.	08/29/08	125,519	158,333
Common Unit Class A (B)	1,268 uts.	08/29/08	1,268	182,188
Common Unit Class B (B)	497 uts.	08/29/08	120,064	71,471
			246,851	411,992
Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufact urers.

14% Senior Subordinated Note due 2019	$1,362,886	09/22/11	1,344,525	1,362,886
Limited Liability Company Unit Series A	684 uts.	05/07/14	44,281	34,025
Limited Liability Company Unit Series B (B)	467,833 uts.	09/22/11	467,833	449,616
			1,856,639	1,846,527

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 2021	$2,195,455	09/30/14	$2,151,557	$2,190,313
Common Stock Class B (B)	445,455 shs.	09/30/14	445,455	423,182
			2,597,012	2,613,495
MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
7% Senior Subordinated Note due 2014 (D)	$1,705,152	*	1,635,166	-
Preferred Stock Series A (B)	980 shs.	10/10/12	942,054	-
Common Stock (B)	450 shs.	*	450,000	-
Common Stock Series B (B)	1,128 shs.	10/10/12	11	-
Warrant, exercisable until 2014, to purchase common stock at $.02 per share (B)	164 shs.	*	162,974	-
* 08/12/05 and 09/11/06.			3,190,205	-

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 2019	$3,005,457	11/02/12	2,958,260	2,772,378
Common Stock (B)	107 shs.	11/02/12	107,143	-
			3,065,403	2,772,378
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 2020	$2,909,927	11/30/10	2,879,383	2,909,927
Limited Liability Company Unit Class B-1 (B)	225,000 uts.	11/30/10	-	239,753
Limited Liability Company Unit Class B-2 (B)	20,403 uts.	11/30/10	-	21,741
			2,879,383	3,171,421
NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	809 shs.	12/20/12	578,174	-

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
14% Senior Subordinated Note due 2015	$2,004,985	02/02/07	$1,996,505	$1,913,960
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	2.73% int.	02/01/07	1,110,810	-
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	-
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	27,266
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	264,516
* 12/18/08 and 09/30/09.			3,418,188	2,205,742

Newark Group, Inc.
A major producer of paper products from recycled materials.
Common Stock (B)	134,520 shs.	09/02/10	796,862	904,782

Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
14% Senior Subordinated Note due 2018	$1,460,374	11/05/10	1,384,352	1,460,374
Limited Liability Company Unit Series B (B)	51,724 uts.	11/05/10	51,724	104,224
Limited Liability Company Unit Series B (B)	104,792 uts.	11/05/10	104,792	211,156
Limited Liability Company Unit Series F (B)	104,792 uts.	11/05/10	-	26,093
			1,540,868	1,801,847
Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	3,287 uts.	*	328,679	271,890
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	4,920 shs.	*	492,016	407,006
* 07/09/09 and 08/09/10.			820,695	678,896

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2018	$1,333,333	06/04/10	1,267,890	1,333,333
Preferred Stock Series A (B)	1,661 shs.	06/04/10	166,062	74,411
Preferred Stock Series B (B)	934 shs.	06/04/10	93,376	-
Common Stock (B)	1,032 shs.	06/04/10	1,032	-
			1,528,360	1,407,744

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

P K C Holding Corporation
A manufacturer of plastic film and badges for the general industrial, medical, and food industries.
Preferred Stock Class A (B)	54 shs.	12/21/10	$340,718	$664,337
Common Stock (B)	54 shs.	12/21/10	25,500	342,549
			366,218	1,006,886
P P T Holdings LLC
A high-end packaging solutions provider that targets customers who have multiple packaging needs, require a high number of low volume SKUs, short lead times, technical expertise, and overall supply chain management.

15% Senior Subordinated Note due 2017	$3,003,451	12/20/10	2,972,104	3,003,451
Limited Liability Company Unit Class A (B)	99 uts.	12/20/10	318,215	417,723
Limited Liability Company Unit Class B (B)	99 uts.	12/20/10	3,214	122,638
			3,293,533	3,543,812
Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	2,334 shs.	05/22/09	111,508	863,226
Preferred Stock Series B (B)	13,334 shs.	05/22/09	547,872	-
Common Stock (B)	40,540 shs.	05/22/09	1,877,208	-
			2,536,588	863,226
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
16% Senior Subordinated Note due 2018	$2,827,161	11/29/12	2,777,361	2,947,628
Limited Liability Company Unit (B)	375,000 uts.	11/29/12	375,000	550,808
			3,152,361	3,498,436
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 2020	$2,106,900	07/31/14	2,065,728	2,101,299
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	285,461
			2,366,213	2,386,760
Precision Wire Holding Company
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	206 shs.	11/12/09	203,944	396,733

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
8% Senior Subordinated Note due 2017	$94,270	01/02/14	$410,667	$94,270
Limited Liability Company Unit (B)	2,828 uts.	12/15/06	282,810	70,501
Limited Liability Company Unit Class B Common (B)	10 uts.	01/02/14	414,787	103,401
Limited Liability Company Unit Class B-1 Preferred (B)	18 uts.	01/02/14	707,024	707,022
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	3 shs.	12/15/06	131,483	33,247
			1,946,771	1,008,441
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
14% Senior Subordinated Note due 2018	$3,534,698	*	3,493,176	3,591,233
Limited Liability Company Unit Class A (B)	40,643 uts.	*	406,432	507,048
* 10/21/11 and 08/03/12.			3,899,608	4,098,281

Rose City Holding Company
A designer and printer of folding cartons and packaging for food and beverage manufacturers on the West Coast.
Preferred Stock (B)	93,749 shs.	12/11/12	93,749	109,502
Common Stock (B)	94 shs.	12/11/12	9	104,856
			93,758	214,358
Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
15% Senior Subordinated Note due 2018	$2,531,250	*	2,504,320	2,556,563
Preferred Stock (B)	6,294 shs.	03/30/12	251,758	308,892
Common Stock (B)	2,949 shs.	03/30/12	29,492	138,461
* 03/30/12 and 05/16/13.			2,785,570	3,003,916

Sencore Holding Company
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.
7% Senior Subordinated Note due 2015 (D)	$2,652,175	01/15/09	1,560,231	530,435

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
12.5% Senior Subordinated Note due 2021	$1,812,211	03/15/13	1,720,467	1,848,455
Common Stock (B)	181 shs.	03/15/13	181,221	397,176
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	162,250
			1,969,646	2,407,881

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

	Principal Amount, Shares, Units or		Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	$493,496	$870,764
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	157 shs.	*	127,437	220,594
* 08/31/07 and 03/06/08.			620,933	1,091,358

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 2019	$1,484,775	10/18/13	1,458,786	1,432,846
Common Stock (B)	1,681 shs.	10/18/13	168,100	-
			1,626,886	1,432,846
Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
14.25% Senior Subordinated Note due 2017	$1,143,342	12/15/09	1,041,424	1,143,342
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	257 shs.	12/15/09	227,109	161,172
			1,268,533	1,304,514
Specialty Commodities, Inc.
A distributor of specialty food ingredients.
Common Stock (B)	30 shs.	10/23/08	300,000	784,730
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	11 shs.	10/23/08	100,650	298,197
			400,650	1,082,927
Stag Parkway Holding Company
A distributor of RV parts and accessories in the United States.
13% Senior Subordinated Note due 2018	$2,765,048	12/19/12	2,666,208	2,765,048
Common Stock (B)	284 shs.	12/19/12	283,688	366,376
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	83 shs.	12/19/12	76,435	107,592
			3,026,331	3,239,016
Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 2019	$2,119,565	12/13/13	2,080,157	2,164,892
Preferred Stock A (B)	317,935 shs.	12/13/13	317,935	247,189
			2,398,092	2,412,081

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Percentage Ownership	Acquisition Date	Cost	Fair Value

Strata/WLA Holding Corporation
A leading independent anatomic pathology laboratory that conducts over 320,000 tests annually to customers in 40 U.S. states and in Canada and Venezuela.
14.5% Senior Subordinated Note due 2018 (D)	$2,877,446	07/01/11	$2,831,111	$-
Preferred Stock Series A (B)	228 shs.	07/01/11	228,137	-
			3,059,248	-
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	6,429 uts.	03/31/10	-	-

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 2017	$3,115,670	12/14/10	3,015,645	3,114,083
14% Senior Subordinated PIK Note due 2017	$287,707	08/17/12	280,401	287,560
Common Stock (B)	115 shs.	12/14/10	114,504	90,755
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	88,575
			3,522,297	3,580,973
Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 2019	$3,831,567	09/02/08	3,724,890	3,455,679
Preferred Stock Series D (B)	485 shs.	02/27/13	48,503	-
Redeemable Preferred Stock Series A (B)	1,280 shs.	10/03/08	12,523	-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	12,803 shs.	09/02/08	112,693	-
			3,898,609	3,455,679
Terra Renewal LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
10% Senior Subordinated Note due 2016 (D)	$613,982	*	16,334	613,982
Common Stock Class B	55 shs.	*	-	-
Limited Partnership Interest of
Saw Mill Capital Fund V, LLC (B)	3.97% int.	**	114,424	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	72 shs.	04/28/06	59,041	-
* 04/28/06 and 09/13/06.			189,799	613,982
** 03/01/05 and 10/10/08.

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 2018 (D)	$2,006,491	12/05/13	$-	$1,906,167
15% Senior Subordinated Note due 2020(D)	$88,396	12/05/13	414,051	-
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	53,038 shs.	12/05/13	-	-
			414,051	1,906,167
Transpac Holding Company
A designer, importer and wholesaler of home décor and seasonal gift products.
12% Senior Subordinated Note due 2015 (D)	$1,773,006	10/31/07	1,717,521	-
Common Stock (B)	209 shs.	10/31/07	208,589	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	94 shs.	10/31/07	87,607	-
			2,013,717	-
Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 2019	$3,028,314	07/05/13	2,977,684	3,051,285
Limited Liability Company Unit Class A (B)	295,455 uts.	07/05/13	295,455	334,379
			3,273,139	3,385,664
Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2016	$1,373,340	*	1,352,934	1,373,340
Preferred Stock Series B (B)	241 shs.	10/20/08	241,172	859,168
Common Stock (B)	742 shs.	*	800,860	45,624
Warrant, exercisable until 2017, to purchase
common stock at $.02 per share (B)	153 shs.	*	159,894	9,423
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	1,054 shs.	10/20/08	-	64,798
* 07/19/05 and 12/22/05.			2,554,860	2,352,353

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit (B)	11,775 uts.	02/28/11	156,250	438,051
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	5,781 shs.	04/11/03	68,059	59,967
			224,309	498,018

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

	Principal Amount, Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

U-Line Corporation
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
Common Stock (B)	182 shs.	04/30/04	$182,200	$443,381
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	230 shs.	04/30/04	211,736	560,724
			393,936	1,004,105
U M A Enterprises, Inc.
An importer and wholesaler of home décor products.
15% Senior Subordinated Note due 2021	$2,335,922	06/06/14	639,157	2,379,370
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	1,493 shs.	06/06/14	-	77,578
			639,157	2,456,948
Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	767,881 uts.	10/29/09	348,058	-
Class C Unit (B)	850,000 uts.	10/29/09	780,572	149,076
Limited Liability Company Unit Class A (B)	723,465 uts.	*	433,222	-
Limited Liability Company Unit Class B (B)	182,935 uts.	07/19/04	182,935	-
* 07/19/04 and 10/29/09.			1,744,787	149,076

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
13% Senior Subordinated Note due 2020	$1,018,230	03/31/14	999,114	1,045,597
Common Stock (B)	7,368 shs.	03/31/14	736,842	645,888
			1,735,956	1,691,485
Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 2017 (D)	$3,175,092	11/30/06	1,638,669	-
Common Stock (B)	191 shs.	11/30/06	191,250	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	-
			1,916,412	-
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	2,109 shs.	06/08/10	210,924	311,373
Common Stock (B)	1,058 shs.	06/08/10	1,058	152,651
			211,982	464,024

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

	Principal Amount, Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 2018	$2,383,562	12/16/10	$2,256,155	$2,369,590
Common Stock (B)	616 shs.	12/16/10	616,438	240,486
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	166 shs.	12/16/10	148,003	64,619
			3,020,596	2,674,695
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 2018	$2,741,894	11/03/11	2,705,993	2,796,732
Common Stock (B)	4,500 shs.	11/03/11	450,000	602,597
			3,155,993	3,399,329

Total Private Placement Investments (E)			$190,152,858	$191,847,957

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 17.81%:

Bonds - 17.76%
Alliant Techsystems Inc.	5.250%	10/01/21	$1,000,000	$1,000,000	$1,002,500
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	1,032,500
American Energy - Permian Basin, LLC	7.375	11/01/21	660,000	660,000	603,900
American Energy - Permian Basin, LLC	6.737	08/01/19	305,000	302,058	279,456
American Energy - Woodford Holdings, LLC	9.000	09/15/22	1,000,000	959,154	927,500
Amsted Industries	5.375	09/15/24	520,000	520,000	504,400
Ashtead Group plc	6.500	07/15/22	385,000	406,389	408,100
Belden Inc.	5.250	07/15/24	410,000	410,000	392,575
Beverage Packaging Holdings	6.000	06/15/17	730,000	730,000	719,050
California Resources Corporation	6.000	11/15/24	970,000	970,000	996,675
CITGO Petroleum Corporation	6.250	08/15/22	925,000	925,000	962,000
Commscope Holdings Inc.	6.625	06/01/20	500,000	501,081	515,000
Cornerstone Chemical Company	9.375	03/15/18	750,000	765,236	787,500
CTP Transportation Products, LLC	8.250	12/15/19	635,000	635,000	677,862
Endo Finance LLC	5.375	01/31/23	1,000,000	980,261	955,000
Exopack LLC	7.875	11/01/19	1,000,000	1,000,000	1,045,000
Forest Laboratories, Inc.	4.875	02/15/21	1,000,000	1,000,000	1,066,780
Forest Laboratories, Inc.	5.000	12/15/21	775,000	775,000	828,386
Hercules Offshore, Inc.	7.500	10/01/21	1,000,000	1,000,000	805,000
Hilcorp Energy Company	5.000	12/01/24	500,000	500,000	481,250
Hilcorp Energy Company	7.625	04/15/21	725,000	700,010	763,062
Hilton Worldwide Holdings, Inc.	5.625	10/15/21	1,000,000	1,000,000	1,030,000
Hovnanian Enterprises, Inc.	7.250	10/15/20	1,000,000	1,000,000	1,047,500
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	1,023,750
INEOS Group Holdings PLC	5.875	02/01/19	485,000	485,000	477,725
International Automotive Component	9.125	06/01/18	1,000,000	962,589	1,055,000
J.B. Poindexter Co., Inc.	9.000	04/01/22	1,000,000	1,047,868	1,073,750
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	787,716	796,875
Jupiter Resources Inc.	8.500	10/01/22	1,000,000	952,412	887,500
Jurassic Holdings III Inc	6.875	02/15/21	1,000,000	1,009,022	1,000,000
Lamar Media Corporation	5.375	01/15/24	320,000	320,000	320,800
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,354,071	1,400,475
Mallinckrodt PLC	5.750	08/01/22	1,000,000	1,000,000	1,007,500
MEG Energy Corporation	7.000	03/31/24	1,000,000	1,000,000	1,035,000
Memorial Production Partners L.P	6.875	08/01/22	1,000,000	984,495	955,000
Milacron Financial	7.750	02/15/21	500,000	500,000	526,250

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Shares or Principal Amount	Cost	Market Value

Murray Energy Corporation	9.500%	12/05/20	$1,000,000	$1,098,770	$1,100,000
Mustang Merger Corporation	8.500	08/15/21	1,000,000	997,712	1,035,000
Niska Gas Storage Partners LLC	6.500	04/01/19	1,000,000	1,000,000	875,000
NRG Energy, Inc.	6.250	07/15/22	1,000,000	1,000,000	1,025,625
NXP BV/NXP Funding LLC	3.750	06/01/18	1,500,000	1,500,000	1,473,750
Paperworks Industries, Inc.	9.500	08/15/19	1,000,000	1,023,225	1,017,500
Pinnacle Operating Corporation	9.000	11/15/20	1,000,000	1,042,746	1,067,500
Ply Gem Industries, Inc.	6.500	02/01/22	1,000,000	932,730	950,000
Prestige Brands Holdings, Inc.	5.375	12/15/21	1,350,000	1,350,000	1,269,000
RKI Inc.	8.500	08/01/21	1,000,000	1,004,466	1,032,500
Roofing Supply	10.000	06/01/20	975,000	1,089,945	1,023,750
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	500,000	500,000	508,750
Sirius XM Radio Inc.	5.875	10/01/20	750,000	750,000	759,375
Sprint Corporation	7.125	06/15/24	315,000	315,000	317,363
Teine Energy Ltd.	6.875	09/30/22	900,000	892,840	883,125
Topaz Marine S.A.	8.625	11/01/18	1,000,000	1,000,000	1,035,200
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	329,063
Valeant Pharmaceuticals International	6.750	10/01/17	70,000	69,811	72,289
Valeant Pharmaceuticals International	7.000	10/01/20	880,000	881,385	919,600
Watco Companies, L.L.C.	6.375	04/01/23	1,000,000	1,000,000	1,005,000
Welltec A/S	8.000	02/01/19	750,000	739,347	776,250
West Corporation	5.375	07/15/22	1,000,000	980,343	922,500
William Lyon Homes	7.000	08/15/22	1,000,000	1,000,000	1,012,500
Woodside Homes Company, LLC	6.750	12/15/21	1,000,000	1,002,383	990,000
XPO Logistics, Inc.	7.875	09/01/19	465,000	465,000	480,113
Total Bonds				51,103,065	51,271,374
Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			777	-	-
Total Convertible Preferred Stock				-	-
Preferred Stock - 0.05%
Ally Financial, Inc.			143	45,009	143,134
TherOX, Inc. (B)			103	-	-
Total Preferred Stock				45,009	143,134
Common Stock - 0.00%
Touchstone Health Partnership (B)			1,168	-	-
Total Common Stock				-	-

Total 144A Securities				51,148,074	51,414,508

Total Corporate Restricted Securities				$241,300,932	$243,262,465

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Public Securities -20.43%: (A)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Bank Loans - 1.00%
American Energy - Marcellus, LLC	8.500%	07/09/21	$423,825	$417,593	$419,587
Aquilex Holdings LLC	5.250	12/31/20	295,687	295,021	292,236
Caelus Energy Alaska, LLC	8.750	04/15/20	1,000,000	990,294	985,000
Synarc-BioCore Holdings, LLC	9.250	03/04/22	1,000,000	990,658	975,000
Triple Point Technology, Inc.	9.250	07/09/21	259,223	226,264	222,932
Total Bank Loans				2,919,830	2,894,755

Bonds - 19.07%
AAAR Corporation	7.250%	01/15/22	$2,000,000	$2,108,071	$2,150,000
Accuride Corp.	9.500	08/01/18	1,500,000	1,529,587	1,563,750
ADT Corporation	6.250	10/15/21	1,000,000	1,034,430	1,035,000
Ally Financial, Inc.	5.500	02/15/17	1,500,000	1,518,241	1,560,000
Alta Mesa Financial Services	9.625	10/15/18	1,500,000	1,501,024	1,552,500
American Axle & Manufacturing, Inc.	5.125	02/15/19	240,000	240,000	238,800
Anixter, Inc.	5.125	10/01/21	421,000	421,000	415,737
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	796,000
Arch Coal, Inc.	7.000	06/15/19	150,000	150,000	79,875
Avis Budget Car Rental	9.750	03/15/20	750,000	750,000	825,000
B E Aerospace, Inc.	6.875	10/01/20	850,000	865,703	907,375
Bonanza Creek Energy, Inc.	5.750	02/01/23	1,000,000	1,000,000	960,000
Braskem Finance Ltd.	6.450	02/03/24	815,000	815,000	847,600
Calpine Corporation	5.750	01/15/25	700,000	700,000	679,875
Calumet Specialty Products Partners L.P.	7.625	01/15/22	1,000,000	1,006,830	1,015,000
CCO Holdings Capital Corporation	7.250	10/30/17	750,000	760,870	777,187
Cimarex Energy Co.	5.875	05/01/22	1,000,000	1,070,197	1,075,000
CIT Group Inc.	3.875	02/19/19	1,000,000	1,000,000	982,500
CHC Helicopter SA	9.375	06/01/21	1,500,000	1,500,000	1,582,500
Chemtura Corporation	7.875	09/01/18	500,000	519,442	520,000
Chrysler Group, LLC	8.000	06/15/19	415,000	445,637	440,419
Chrysler Group, LLC	8.250	06/15/21	415,000	455,489	452,350
Clearwater Paper Corporation	4.500	02/01/23	750,000	743,431	716,250
Coeur d'Alene Mines Corporation	7.875	02/01/21	1,000,000	1,003,295	937,500
Commercial Metals Company	4.875	05/15/23	1,500,000	1,502,804	1,440,000
Commercial Vehicle Group Inc.	7.875	04/15/19	989,000	1,013,769	1,011,252
CVR Refining LLC	6.500	11/01/22	650,000	629,236	663,000
First Data Corporation	11.750	08/15/21	650,000	650,000	752,375
Haicon Resources Corporation	9.750	07/15/20	1,000,000	1,046,349	1,017,500
Headwaters, Inc.	7.625	04/01/19	850,000	850,156	886,125

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Ferrellgas Partners, L.P	6.750%	01/15/22	$465,000	$465,000	$453,375
Forum Energy Technologies	6.250	10/01/21	325,000	325,000	333,938
HCA Holdings, Inc.	3.750	03/15/19	1,000,000	1,000,000	977,500
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	475,000
Huntington Ingalls Industries	7.125	03/15/21	750,000	773,539	808,125
Icahn Enterprises L.P.	4.875	03/15/19	970,000	970,000	955,450
Icahn Enterprises L.P.	6.000	08/01/20	1,150,000	1,170,906	1,181,625
Lear Corporation	4.750	01/15/23	750,000	736,378	740,625
Lennar Corporation	4.750	11/15/22	750,000	739,837	725,625
Linn Energy, LLC	8.625	04/15/20	1,000,000	1,008,668	1,033,750
Magnum Hunter Resources, Corp.	9.750	05/15/20	1,500,000	1,563,660	1,586,250
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,040,000
Meritor, Inc.	7.875	03/01/26	669,000	663,403	967,123
Midstates Petroleum Company, Inc.	9.250	06/01/21	1,000,000	1,000,000	985,000
Nexeo Solutions LLC	8.375	03/01/18	40,000	40,000	39,600
Nielsen Finance LLC	4.500	10/01/20	1,000,000	1,000,000	967,500
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	1,055,000
Omnova Solutions, Inc.	7.875	11/01/18	1,500,000	1,520,832	1,526,250
Perry Ellis International, Inc.	7.875	04/01/19	750,000	744,535	757,500
Precision Drilling Corporation	6.625	11/15/20	750,000	768,319	778,125
Regency Energy Partners LP	5.875	03/01/22	835,000	822,085	868,400
Rosetta Resources Inc.	5.875	06/01/22	1,000,000	1,000,000	996,250
Samson Investment Company	9.750	02/15/20	1,000,000	1,026,978	907,500
Select Medical Corporation	6.375	06/01/21	650,000	659,135	650,000
Stone Energy Corporation	7.500	11/15/22	1,000,000	1,027,899	1,030,300
Tesoro Logistics LP	5.875	10/01/20	783,000	798,866	810,405
T-Mobile USA Inc.	6.375	03/01/25	1,000,000	1,000,000	997,500
Tronox Finance LLC	6.375	08/15/20	750,000	734,356	752,813
Unit Corporation	6.625	05/15/21	1,000,000	989,919	1,002,500
WPX Energy, Inc.	5.250	09/15/24	925,000	925,000	897,250
Xerium Technologies, Inc.	8.875	06/15/18	831,000	865,149	876,705
Total Bonds				54,470,025	55,057,454

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

			Market
Corporate Public Securities: (A) (Continued)	Shares	Cost	Value
Common Stock - 0.36%
Chase Packaging Corporation	9,541	$-	$763
Nortek, Inc.	175	1	13,037
Supreme Industries, Inc. (B)	131,371	267,319	1,026,008
Total Common Stock		267,320	1,039,808

Total Corporate Public Securities		$57,667,175	$58,992,017

	Interest	Due	Principal		Market
Short Term Securities:	Rate/Yield^	Date	Amount	Cost	Value
Commercial Paper - 1.52%
Ameren Corporation	0.260%	10/10/14	$2,800,000	$2,799,804	$2,799,804
Ameren Corporation	0.260%	10/07/14	1,600,000	1,599,941	1,599,941
Total Short-Term Securities				$4,399,745	$4,399,745

Total Investments	106.21%			$303,357,852	$306,654,227
Other Assets	5.39				15,575,951
Liabilities	(11.61)				(33,507,594)
Total Net Assets	100.00%				$288,722,584

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Variable rate security; rate indicated is as of September 30, 2014.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of September 30, 2014, the value of these securities amounted to $191,847,957, or 66.45% of net assets.
(F)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
^	Effective yield at purchase
PIK - Payment-in-kind

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE - 2.97%		BUILDINGS & REAL ESTATE - 3.52%
AAR Corporation	$2,150,000	ACP Cascade Holdings LLC	$-
Alliant Techsystems Inc.	1,002,500	Hovnanian Enterprises, Inc.	1,047,500
B E Aerospace, Inc.	907,375	Lennar Corporation	725,625
Merex Holding Corporation	1,846,527	Pearlman Enterprises, Inc.	863,226
Whitcraft Holdings, Inc.	2,674,695	Ply Gem Industries, Inc.	950,000
	8,581,097	Safway Group Holding LLC/Finance Corporation	508,750
AUTOMOBILE - 6.00%		Sunrise Windows Holding Company	3,580,973
Accuride Corp	1,563,750	TruStile Doors, Inc.	498,018
American Axle & Manufacturing, Inc.	238,800	William Lyon Homes	1,012,500
Avis Budget Car Rental	825,000	Woodside Homes Company, LLC	990,000
CG Holdings Manufacturing Company	3,924,314		10,176,592
Chrysler Group, LLC	892,769	CHEMICAL, PLASTICS & RUBBER - 3.22%
Commercial Vehicle Group Inc.	1,011,252	Capital Specialty Plastics, Inc.	1,575,000
DPL Holding Corporation	4,064,687	Cornerstone Chemical Company	787,500
Ideal Tridon Holdings, Inc.	593,924	INEOS Group Holdings PLC	477,725
International Automotive Component	1,055,000	Nicoat Acquisitions LLC	1,801,847
J A C Holding Enterprises, Inc.	-	Omnova Solutions, Inc.	1,526,250
K & N Parent, Inc.	397,858	Polytex Holdings LLC	2,386,760
Lear Corporation	740,625	Tronox Finance LLC	752,813
Meritor, Inc.	2,007,123		9,307,895
	17,315,102	CONSUMER PRODUCTS - 10.09%
BEVERAGE, DRUG & FOOD - 6.55%		AMS Holding LLC	622,137
1492 Acquisition LLC	1,906,233	Baby Jogger Holdings LLC	3,253,324
Eatem Holding Company	3,630,140	Bravo Sports Holding Corporation	2,514,937
F F C Holding Corporation	710,825	Clearwater Paper Corporation	716,250
GenNx Novel Holding, Inc.	3,493,448	Custom Engineered Wheels, Inc.	830,193
Golden County Foods Holding, Inc.	-	gloProfessional Holdings, Inc.	3,171,612
Hospitality Mints Holding Company	2,268,360	GTI Holding Company	1,677,761
JBS USA Holdings, Inc.	796,875	Handi Quilter Holding Company	675,611
JMH Investors LLC	2,662,933	HHI Group, LLC	3,272,217
Pinnacle Operating Corporation	1,067,500	K N B Holdings Corporation	207,711
Spartan Foods Holding Company	1,304,514	Manhattan Beachwear Holding Company	3,406,448
Specialty Commodities, Inc.	1,082,927	NXP BV/NXP Funding LLC	1,473,750
	18,923,755	Perry Ellis International, Inc.	757,500
BROADCASTING & ENTERTAINMENT - 0.11%		Prestige Brands Holdings, Inc.	1,269,000
HOP Entertainment LLC	-	R A J Manufacturing Holdings LLC	1,008,441
Lamar Media Corporation	320,800	Tranzonic Holdings LLC	3,385,664
Sundance Investco LLC	-	Xerium Technologies, Inc.	876,705
	320,800		29,119,261

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

CONTAINERS, PACKAGING & GLASS - 2.80%		DIVERSIFIED/CONGLOMERATE, SERVICE - 8.01%
Beverage Packaging Holdings	$719,050	A S C Group, Inc.	$2,705,974
Chase Packaging Corporation	763	A W X Holdings Corporation	367,500
Paperworks Industries, Inc.	1,017,500	ADT Corporation	1,035,000
P K C Holding Corporation	1,006,886	Advanced Technologies Holdings	1,164,928
P P T Holdings LLC	3,543,812	Church Services Holding Company	1,490,324
Rose City Holding Company	214,358	Clough, Harbour and Associates	400,114
SMB Machinery Holdings, Inc.	1,432,846	Crane Rental Corporation	2,154,287
Vitex Packaging Group, Inc.	149,076	ELT Holding Company	649,688
	8,084,291	EPM Holding Company	1,408,644
DISTRIBUTION - 6.35%		Hilton Worldwide Holdings, Inc.	1,030,000
ARI Holding Corporation	4,127,645	Hub International Ltd.	1,023,750
Blue Wave Products, Inc.	1,719,729	HVAC Holdings, Inc.	3,193,481
BP SCI LLC	3,440,590	Insurance Claims Management, Inc.	615,666
Signature Systems Holdings Company	2,407,881	Mail Communications Group, Inc.	381,198
Stag Parkway Holding Company	3,239,016	Nexeo Solutions LLC	39,600
WP Supply Holding Corporation	3,399,329	Northwest Mailing Services, Inc.	678,896
	18,334,190	Roofing Supply	1,023,750
DIVERSIFIED/CONGLOMERATE,		Safety Infrastructure Solutions	3,003,916
MANUFACTURING - 9.13%		Sirius XM Radio Inc.	759,375
A H C Holding Company, Inc.	506,376		23,126,091
Advanced Manufacturing Enterprises LLC	3,033,338	ELECTRONICS - 0.84%
Amsted Industries	504,400	Anixter, Inc.	415,737
Arrow Tru-Line Holdings, Inc.	569,129	Belden, Inc.	392,575
C D N T, Inc.	1,059,676	Connecticut Electric, Inc.	1,617,095
CTP Transportation Products, LLC	677,862		2,425,407
F G I Equity LLC	1,434,745	FINANCIAL SERVICES - 5.23%
G C Holdings	332,329	Ally Financial, Inc.	1,703,134
Hartland Controls Holding Corporation	2,942,809	Alta Mesa Financial Services	1,552,500
Hi-Rel Group LLC	1,943,258	Ashtead Group plc	408,100
Janus Group Holdings LLC	3,899,785	Braskem Finance Ltd.	847,600
J.B. Poindexter Co., Inc.	1,073,750	CIT Group Inc.	982,500
K P I Holdings, Inc.	720,289	Icahn Enterprises L.P.	2,137,075
LPC Holding Company	442,876	Jurassic Holdings III Inc	1,000,000
Mustang Merger Corporation	1,035,000	LBC Tank Terminals Holding Netherlands B.V.	1,400,475
Nortek, Inc.	13,037	Nielsen Finance LLC	967,500
O E C Holding Corporation	1,407,744	REVSpring, Inc.	4,098,281
Strahman Holdings Inc	2,412,081		15,097,165
Truck Bodies & Equipment International	2,352,353
	26,360,837

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

HEALTHCARE, EDUCATION & CHILDCARE - 5.88%		Mallinckrodt PLC	$1,007,500
American Hospice Management Holding LLC $	2,408,303	MedSystems Holdings LLC	411,992
CHG Alternative Education Holding Company	3,183,024	MicroGroup, Inc.	-
ERG Holding Company LLC	2,072,022	Precision Wire Holding Company	396,733
GD Dental Services LLC	295,319	TherOX, Inc.	-
Healthcare Direct Holding Company	2,483,379		3,353,725
HCA Holdings, Inc.	977,500
Select Medical Corporation	650,000	MINING, STEEL, IRON & NON-PRECIOUS METALS - 1.20%
Strata/WLA Holding Corporation	-	Coeur d’Alene Mines Corporation	937,500
Synarc-BioCore Holdings, LLC	975,000	Commercial Metals Company	1,440,000
Synteract Holdings Corporation	3,455,679	Murray Energy Corporation	1,100,000
Touchstone Health Partnership	-		3,477,500
Wheaton Holding Corporation	464,024	NATURAL RESOURCES - 0.68%
	16,964,250	Arch Coal, Inc.	79,875
HOME & OFFICE FURNISHINGS, HOUSEWARES		Caelus Energy Alaska, LLC	985,000
& DURABLE CONSUMER PRODUCTS - 2.04%		Headwaters, Inc.	886,125
Connor Sport Court International, Inc.	2,423,640		1,951,000
Transpac Holding Company	-
U M A Enterprises, Inc.	2,456,948	OIL & GAS - 11.99%
U-Line Corporation	1,004,105	American Energy - Marcellus, LLC	419,587
Wellborn Forest Holding Company	-	American Energy – Permian Basin, LLC	603,900
	5,884,693	American Energy – Permian Basin, LLC	279,456
LEISURE, AMUSEMENT & ENTERTAINMENT - 1.12%		American Energy - Woodford Holdings, LLC	927,500
CTM Holding, Inc.	3,230,290	Antero Resources Corporation	796,000
		Avantech Testing Services LLC	1,717,050
MACHINERY - 5.09%		Bonanza Creek Energy, Inc.	960,000
ABC Industries, Inc.	1,788,826	California Resources Corporation	996,675
Arch Global Precision LLC	4,724,459	Calumet Specialty Products Partners L.P.	1,015,000
E S P Holdco, Inc.	468,866	Cimarex Energy Co.	1,075,000
Milacron Financial	526,250	CITGO Petroleum Corporation	962,000
Motion Controls Holdings	3,171,421	CVR Refining LLC	663,000
M V I Holding, Inc.	-	Exopack LLC	1,045,000
NetShape Technologies, Inc.	2,205,742	Forum Energy Technologies	333,938
Supreme Industries, Inc.	1,026,008	Hercules Offshore, Inc.	805,000
Welltec A/S	776,250	Hilcorp Energy Company	1,244,312
	14,687,822	Hornbeck Offshore Services, Inc.	475,000
MEDICAL DEVICES/BIOTECH - 1.16%		Jupiter Resources Inc.	887,500
Chemtura Corporation	520,000	Linn Energy, LLC	1,033,750
ETEX Corporation	-	Magnum Hunter Resources, Corp.	1,586,250
Halcón Resources Corporation	1,017,500	MEG Energy Corporation	1,035,000
		Memorial Production Partners L.P	955,000

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2014
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Midstates Petroleum Company, Inc.	$985,000	TELECOMMUNICATIONS - 1.85%
Niska Gas Storage Partners LLC	875,000	All Current Holding Company	$463,486
Oasis Petroleum Inc.	1,055,000	Altice S.A.	1,032,500
Petroplex Inv Holdings LLC	3,498,436	CCO Holdings Capital Corporation	777,187
Precision Drilling Corporation	778,125	Commscope Holdings Inc.	515,000
Regency Energy Partners LP	868,400	Sprint Corporation	317,363
RKI Inc.	1,032,500	T-Mobile USA Inc.	997,500
Rosetta Resources Inc.	996,250	Univision Communications, Inc.	329,063
Samson Investment Company	907,500	West Corporation	922,500
Stone Energy Corporation	1,030,300		5,354,599
Teine Energy Ltd.	883,125	TRANSPORTATION - 3.53%
Unit Corporation	1,002,500	CHC Helicopter SA	1,582,500
WPX Energy, Inc.	897,250	MNX Holding Company	2,772,378
	34,625,304	Huntington Ingalls Industries	808,125
PHARMACEUTICALS - 1.48%		NABCO, Inc.	-
CorePharma LLC	438,918	Tesoro Logistics LP	810,405
Endo Finance LLC	955,000	Topaz Marine S.A.	1,035,200
Forest Laboratories, Inc.	1,895,166	VP Holding Company	1,691,485
Valeant Pharmaceuticals International	991,889	Watco Companies, L.L.C.	1,005,000
	4,280,973	XPO Logistics, Inc.	480,113
PUBLISHING/PRINTING - 0.31%			10,185,206
Newark Group, Inc.	904,782	UTILITIES - 2.11%
		Ameren Corporation	4,399,745
RETAIL STORES - 0.16%		Calpine Corporation	679,875
Ferrellgas Partners, L.P	453,375	NRG Energy, Inc.	1,025,625
			6,105,245
TECHNOLOGY - 0.90%		WASTE MANAGEMENT/POLLUTION - 1.88%
First Data Corporation	752,375	Aquilex Holdings LLC	292,236
Sencore Holding Company	530,435	MES Partners, Inc.	2,613,495
Smart Source Holdings LLC	1,091,358	Terra Renewal LLC	613,982
Triple Point Technology, Inc.	222,932	Torrent Group Holdings, Inc.	1,906,167
	2,597,100		5,425,880
		Total Investments - 106.21%	$306,654,227

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.   History
Babson Capital Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.   Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.  Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value
The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information directly available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $191,847,957 (66.45% of net assets) as of September 30, 2014 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2014, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs.

Short-Term Securities
Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2014.

Fair Values Hierarchy

Corporate Restricted Securities – Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average
Corporate	Discounted	Discount	9.9% to	13.8%
Bonds	Cash Flows	Rate	20.7%
Equity	Market	Valuation	4.4x to	7.5x
Securities	Approach	Multiple	11.5x
		Discount	0% to	5.9%
		for lack of	24%
		marketability
		EBITDA	$0.1 million	$22.1
			to $137.0 million	million

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The following is a summary of the inputs used to value the Trust’s net assets as of September 30, 2014:

Assets	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	188,764,703	-	51,271,374	137,493,329
Common Stock - U.S.	23,009,754	-	-	23,009,754
Preferred Stock	11,506,891	-	143,134	11,363,757
Partnerships and LLCs	19,981,117	-	-	19,981,117
Public Securities
Bank Loans	2,894,755	-	2,894,755	-
Corporate Bonds	55,057,454	-	55,057,454	-
Common Stock - U.S.	1,039,808	1,039,808	-	-
Preferred Stock	-	-	-	-
Short-term Securities	4,399,745	-	4,399,745	-
Total	$306,654,227	$1,039,808	$113,766,462	$191,847,957

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Beginning					Transfers in	Ending
	balance at	Included in				and /or	balance at
Assets	12/31/2013	earnings	Purchases	Sales	Prepayments	out of Level 3	09/30/2014
Restricted Securities
Corporate Bonds	$136,364,924	$5,594,086	$22,195,861	$(8,442,845)	$(18,218,697)	$-	$137,493,329
Common Stock - U.S.	23,299,991	5,185,137	1,977,907	(7,453,281)	-	-	23,009,754
Preferred Stock	14,778,114	574,637	(241,967)	(3,747,027)	-	-	11,363,757
Partnerships and LLCs	21,275,734	403,243	3,521,006	(4,948,866)	-	-	19,981,117
Public Securities
Common Stock	-	-	-	-	-	-	-
	$195,718,763	$11,757,103	$27,182,807	$(24,592,019)	$(18,218,697)	$-	$191,847,957

There were no transfers into or out of Level 1 or Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from operations for the year are presented in the following accounts on the Statement of Operation:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held

Interest (Amortization)	$521,778	-

Net Realized Gain on Investments before Taxes	$7,684,099	-

Net Change in Unrealized Depreciation of Investments Before Taxes.	$3,551,226	10,486,296

Babson Capital  Corporate  Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield- to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time -to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2014, the CI Subsidiary Trust has incurred income tax expense of $241,136.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2014, the CI Subsidiary Trust has a deferred tax liability of $553,014.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the nine months ended September 30, 2014.

E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract

A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:
For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.

Babson Capital  Corporate  Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

4.	Senior Secured Indebtedness	6.	Quarterly Results of Investment Operations (Unaudited)

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2014, the Trust incurred total interest expense on the Note of $1,188,000.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.
				March 31, 2014
				Amount	Per Share
			Investment income	$7,550,489
			Net investment income	5,937,333	$0.31
			Net realized and unrealized
			gain on investments (net of taxes)	2,149,186	0.11

				June 30, 2014
				Amount	Per Share
			Investment income	$6,973,819
			Net investment income	5,430,279	$0.28
			Net realized and unrealized
			gain on investments (net of taxes)	10,131,390	0.52

				September 30, 2014
				Amount	Per Share
			Investment income	$8,508,910
			Net investment income	6,973,871	$0.36
			Net realized and unrealized
5.	Purchases and Sales of Investments		gain on investments (net of taxes)	(474,585)	(0.02)

	For the nine months ended 09/30/14
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$58,227,279	$50,353,724
Corporate public securities	14,944,147	12,045,476

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of September 30, 2014. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of September 30, 2014 is $3,296,375 and consists of $35,222,644 appreciation and $31,926,269 depreciation.

Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $553,014 on net unrealized gains on the CI Subsidiary Trust.

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Babson Capital Corporate Investors

JOINT PRIVACY NOTICE OF BABSON CAPITAL MANAGEMENT LLC, BABSON CAPITAL SECURITIES LLC, BABSON CAPITAL CORPORATE INVESTORS AND BABSON CAPITAL PARTICIPATION INVESTORS

When you use Babson Capital Management LLC (“Babson Capital”) as your investment adviser, invest in Babson Capital Corporate Investors or Babson Capital Participation Investors (collectively, the “Funds”), or use Babson Capital Securities LLC, you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

■	Applications or other forms, interviews, or by other means;

■	Consumer or other reporting agencies, government agencies, employers or others;

■	Your transactions with us, our affiliates, or others; and

■	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital entities. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted in the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Babson Capital, the Funds and Babson Capital Securities LLC. It applies to all Babson Capital and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Babson Capital. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Babson Capital.

Babson Capital Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or calling (800) 289-9999.

Members of the Board of Trustees

William J. Barrett

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief Financial Officer

Christopher A. DeFrancis
Vice President, Secretary &
Chief Legal Officer

Sean Feeley
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Babson Capital Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Babson Capital Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Babson Capital Corporate Investors

CI6216